UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2006
CONSULIER ENGINEERING, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-17756	59-2556878

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2391 Old Dixie Highway
Riviera Beach, Florida 33404

(Address of Principal Executive Offices)
(561) 842-2492

(Registrant’s telephone number, including area code)
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
On August 7, 2006, Consulier Engineering, Inc. (the “Company”) issued a press release announcing that NASDAQ has given the Company an extension to comply with NASDAQ Marketplace Rule 4310(c)(2)(B), governing minimum stockholders’ equity, until the Company demonstrates compliance with that Rule in its Report on Form 10-QSB due August 14, 2006. A copy of the press release is attached as Exhibit 99.1.
The information under the caption, “Item 8.01 — Other Events,” including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Consulier Engineering, Inc., on August 7, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006	/s/ Alan R. Simon
Alan R. Simon, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Consulier Engineering, Inc., on August 7, 2006.